Exhibit 10.1

EXECUTION VERSION

SALLY HOLDINGS LLC

SALLY CAPITAL INC.

$150,000,000

5.75% Senior Notes due 2022

UNDERWRITING AGREEMENT

Dated September 5, 2012

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

Sally Holdings LLC, a Delaware limited liability company (the “Company”), and Sally Capital Inc., a Delaware corporation (the “Co-Issuer” and, together with the Company, the “Issuers”), propose, subject to the terms and conditions stated herein, to issue and sell to Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriter” or “Merrill Lynch”) $150,000,000 aggregate principal amount of the Issuers’ 5.75% Senior Notes due 2022 (the “Notes”).

The Securities (as defined below) will be issued pursuant to an indenture, dated as of May 18, 2012 (the “Base Indenture”), among the Issuers, the Guarantors (as defined below) and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by a supplemental indenture, dated as of May 18, 2012 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”).  The Notes will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depository”), pursuant to a blanket letter of representations, dated as of September 5, 2012, between the Issuers and the Depository.

The Company has previously issued $700,000,000 in aggregate principal amount of its 5.75% Senior Notes due 2022 under the Indenture (the “Existing Notes”). The Notes offered by the Company constitute an issuance of “Additional Notes” under the Indenture. Except as otherwise described in the Pricing Disclosure Package (as defined below), the Notes offered by the Company will have identical terms to the Existing Notes and will be treated as a single class of “Securities” for all purposes under the Indenture.

The payment of principal of, premium, if any, and interest on the Notes will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally, by (i) the entities listed on the signature pages hereof as “Guarantors” and (ii) any subsidiary of the Guarantors and/or the Issuers formed or acquired after the Closing Date (as defined in Section 2 hereof) that executes an additional guarantee in accordance with the terms of the Indenture, and their respective successors and assigns (collectively, the “Guarantors”), pursuant to their guarantees (the “Guarantees”).  The Notes and the Guarantees attached thereto are herein collectively referred to as the “Securities.”

This Agreement, the DTC Agreement, the Securities and the Indenture are referred to herein as the “Transaction Documents.”

1.             Each of the Issuers and the Guarantors, jointly and severally, represents and warrants to, and agrees with, the Underwriter that:

(a)           An automatic shelf registration statement on Form S-3 (File No. 333-181351) covering the public offering and sale by the Issuers from time to time of debt securities, including the Securities, has been filed with the Securities and Exchange Commission (the “Commission”), which automatic shelf registration statement became effective pursuant to Rule 462(e) under the Securities Act of 1933, as amended (the “Act”); and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, or preventing or suspending the use of any Preliminary Prospectus or the Prospectus, has been issued pursuant to Rule 401(g)(2) or otherwise and no proceeding for that purpose has been initiated or, to the knowledge of the Issuers and the Guarantors, threatened by the Commission pursuant to Section 8A of the Act or otherwise (any preliminary prospectus included in the Registration Statement or filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act (“Rule 424(b)”), including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, are collectively referred to herein as a “Preliminary Prospectus”); the various parts of the Registration Statement, including (i) any post-effective amendment thereto, each in the form heretofore delivered to the Underwriter, (ii) the exhibits and any schedules thereto at such time, (iii) the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the Act and (iv) the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B under the Act (“Rule 430B”), are hereinafter collectively called the “Registration Statement” (provided, however, that the “Registration Statement” without reference to a time means such registration statement as amended by any post-effective amendments thereto as of the time of the first contract of sale for the Securities, which time shall be considered the “new effective date” of such registration statement with respect to the Securities within the meaning of paragraph (f)(2) of Rule 430B, including the exhibits and schedules thereto as of such time, the documents incorporated or deemed incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the Act and the documents otherwise deemed to be a part thereof as of such time pursuant to the Rule 430B); the Preliminary Prospectus dated September 5, 2012, relating to the Securities (including any documents incorporated by reference therein) in the form first filed pursuant to the provisions of Rule 424(b) is hereinafter called the “Pricing Prospectus”; the final prospectus relating to the Securities (to be prepared and filed by the Company in accordance with the provisions of Rule 424(b)) in the form first furnished or made available to the Underwriter for use in connection with the offering of the Securities, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, are collectively referred to herein as the “Prospectus”; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities is hereinafter called an “Issuer Free Writing Prospectus”);

(b)           Sally Beauty Holdings, Inc. (the “Parent”) and the Issuers meet the requirements for use of Form S-3 under the Act.  The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405 under the Act (“Rule 405”)) that has been filed with the Commission not earlier than three years prior to the date hereof; no notice of objection of the Commission to the use of such Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Act against the Parent or either of the Issuers or related to the offering has been initiated or threatened by the Commission; and the Securities have been and remain eligible for registration by the Issuers on such automatic shelf registration statement;

(c)           No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus dated on or after September 5, 2012, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuers by the Underwriter expressly for use therein;

(d)           The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (the “Exchange Act”) and, when taken together with the Pricing Disclosure Package, did not as of the Applicable Time, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)           For the purposes of this Agreement, the “Applicable Time” is 3:30 p.m. (New York City time) on the date of this Agreement.  The Pricing Prospectus, as supplemented by the Issuer Free Writing Prospectuses, including the Final Term Sheet (as defined herein), and other information listed on Schedule II(a) (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; no Issuer Free Writing Prospectus listed on Schedule II(b) hereto conflicts with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus; and each Issuer Free Writing Prospectus, to the extent not superseded or modified by any subsequent Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Issuers by the Underwriter expressly for use therein;

(f)            The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, (i) as to each part of the Registration Statement, as of its effectiveness and at each deemed effective date with respect to the Underwriter pursuant to Rule 430(B)(f)(2) under the Act, and (ii) as to the Prospectus and any amendment or supplement thereto, as of its date and at the Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in light of the circumstances under which they were made); provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuers by the Underwriter expressly for use therein;

(g)           (A) At the original effectiveness of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Act or form of prospectus), (C) at the time the Issuers or any person acting on their behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Act, and (D) as of the Applicable Time, the Parent and the Issuers were and are “well-known seasoned issuers” (as defined in Rule 405);

(h)           The Parent, the Issuers and their consolidated subsidiaries, taken together as a whole, have not sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or material interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any material change in the capital stock or long-term debt of the Parent and its consolidated subsidiaries, taken together as a whole, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Parent, the Issuers and their subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus;

(i)            The Parent, the Issuers and their subsidiaries collectively have good title in fee simple to, or have valid rights to lease or otherwise use, all items of real property, and title to, or valid rights to lease or otherwise use, all personal property, which are material to the business of the Parent, the Issuers and their subsidiaries, taken as a whole (collectively, the “Business”), free and clear of all liens, encumbrances, claims and title defects (collectively, “Liens”) that would reasonably be expected to have a material adverse effect on the financial position, stockholders’ equity or results of operations of the Parent, the Issuers and their subsidiaries, taken as a whole (a “Material Adverse Effect”), other than Liens securing or otherwise permitted by indebtedness described in the Pricing Prospectus, and except as do not materially interfere with the use of such properties;

(j)            Each of the Parent, the Issuers and the Guarantors has been duly incorporated or formed, as applicable, and is validly existing as a corporation, limited partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization, and has corporate, partnership or limited liability company, as applicable, power and authority to own its properties and conduct its business as described in the Pricing Prospectus and to enter into and perform its obligations under each of the Transaction Documents to which it is a party.  Each of the Parent, the Issuers and the Guarantors has been duly qualified as a foreign corporation, limited partnership or limited liability company, as applicable, for the transaction of business and is in good standing or equivalent status (if applicable) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so organized or to be so qualified or have such corporate or other power or authority would not reasonably be expected to have a Material Adverse Effect; each of the Company’s subsidiaries is listed on Schedule I hereto;

(k)           All of the issued shares of capital stock of the Parent have been duly and validly authorized and issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Parent were issued in violation of the preemptive or other similar rights of any securityholder of the Parent; all of the issued shares of capital stock of each of the Company and the Co-Issuer have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Parent; none of the outstanding shares of capital stock of the Company and the Co-Issuer were issued in violation of the preemptive or other similar rights of any securityholder of the Company and the Co-Issuer; all of the issued shares of capital stock of each of the Guarantors that is a corporation have been duly and validly authorized and issued, are fully paid and non-assessable and, to the extent that a Guarantor is a partnership or a limited liability company, all of the issued equity interests of each such Guarantor have been duly and validly authorized and issued and, in each case, except as otherwise set forth in the Pricing Prospectus and except for the Parent, are owned directly or indirectly by the Company (or, in the case of Sally Investment Holdings LLC, is owned by the Parent), free and clear of all liens, encumbrances, equities or claims, other than Liens granted under or otherwise permitted by indebtedness described in the Pricing Prospectus, as the same may be amended, supplemented, waived or otherwise modified from time to time, or refunded, refinanced, restructured, replaced, renewed, repaid, increased or extended from time to time (whether in whole or in part);

(l)            Each of the Parent, the Issuers and the Guarantors has the requisite power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby and thereby; and this Agreement has been duly authorized, executed and delivered by the Parent and each of the Issuers and the Guarantors;

(m)          The Notes to be purchased by the Underwriter from the Issuers will on the Closing Date be in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by each of the Issuers and, when authenticated by the Trustee in the manner provided for in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of each of the Issuers, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.  The Guarantees of the Notes on the Closing Date will be in the form contemplated by the Indenture and have been duly authorized for issuance pursuant to this Agreement and the Indenture; the Guarantees of the Notes, at the Closing Date, will have been duly executed by each of the Guarantors and, when the Notes have been authenticated by the Trustee in the manner provided for in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and issued and delivered against payment of the purchase price therefor, the Guarantees of the Notes will constitute valid and binding agreements of the Guarantors, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture;

(n)           The Indenture has been duly authorized, executed and delivered by each of the Issuers and the Guarantors and (assuming the due authorization, execution and delivery by the Trustee) constitutes a valid and binding agreement of each of the Issuers and the Guarantors, enforceable against each of the Issuers and the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles;

(o)           The compliance by the Issuers and the Guarantors with the Transaction Documents and the consummation of the transactions therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Parent, the Issuers or the Guarantors is a party or by which any of the Parent, the Issuers or the Guarantors is bound or to which any of the property or assets of the Parent, the Issuers or the Guarantors is subject, (ii) violate any provision of the certificate of incorporation or by-laws, or other organizational documents, as applicable, of the Parent, the Issuers or any of the Guarantors or (iii) violate any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Parent, either of the Issuers or any of the Guarantors or any of their properties; except, in the case of clauses (i) and (iii), as would not reasonably be expected to have a Material Adverse Effect, in the case of each such clause, after giving effect to any consents, approvals, authorizations, orders, registrations, qualifications, waivers and amendments as will have been obtained or made as of the date of this Agreement; no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution, delivery and performance by the Issuers and the Guarantors of their respective obligations under the Transaction Documents, except (v) the registration under the Act of the Securities, which has been effected, (w) such consents, approvals, authorizations, registrations or qualifications as may be required under foreign, state, securities or Blue Sky laws or the rules and regulations of the Financial Industry Regulatory Authority, in connection with the sale of the Securities, (x) such consents, approvals, authorizations, orders, registrations, qualifications, waivers, amendments or terminations as will have been obtained or made as of the Applicable Time, and (y) where the failure to obtain or make any such consent, approval, authorization, order, registration or qualification would not reasonably be expected to have a Material Adverse Effect;

(p)           None of the Parent, the Issuers or the Guarantors is (i) in violation of its certificate of incorporation or by-laws (or other organizational document, as applicable) or (ii) in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of clause (ii) for any violation or default that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect;

(q)           Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings pending to which the Parent, the Issuers or the Guarantors or, to the knowledge of the Parent, either of the Issuers or any of the Guarantors is a party or of which any property of the Parent, either of the Issuers or any of the Guarantors or, to the knowledge of the Parent, either of the Issuers or any of the Guarantors is the subject which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, to the knowledge of the Parent, either of the Issuers or any of the Guarantors, no such proceedings are threatened by governmental authorities or by others;

(r)            The Transaction Documents will conform in all material respects to the respective statements relating thereto contained in the Pricing Prospectus;

(s)            Neither the Parent, the Issuers nor any Guarantor nor any of their respective subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System;

(t)            None of the Parent, the Issuers or any of the Guarantors is, or after giving effect to the offering and sale of the Securities will be, an “investment company,” as such term is defined in the United States Investment Company Act of 1940, as amended (the “Investment Company Act”);

(u)           The consolidated historical financial statements of the Company incorporated by reference into the Pricing Prospectus present fairly in all material respects the financial position of the Company and its consolidated subsidiaries, as of the dates indicated, and the results of its and their operations and the changes in its and their shareholders’ equity and cash flows for the periods specified (subject to the omission of footnotes and normal year end audit and other adjustments, as to any unaudited financial statements of the Company); such consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis, subject to the limitations set out in the notes to the respective financial statements of the Company incorporated by reference in the Pricing Prospectus and the Prospectus; the consolidated historical financial statements of the Parent incorporated by reference into the Pricing Prospectus present fairly in all material respects the financial position of the Parent and its consolidated subsidiaries, as of the dates indicated, and the results of its and their operations and the changes in its and their shareholders’ equity and cash flows for the periods specified (subject to the omission of footnotes and normal year end audit and other adjustments, as to any unaudited financial statements of the Parent); such consolidated financial statements have been prepared in accordance with GAAP applied on a consistent basis, subject to the limitations set out in the notes to the financial statements of the Parent; the interactive data in eXtensible Business Reporting Language incorporated by reference in the Pricing Prospectus and the Prospectus fairly presents the information called for in all material respects and has been prepared in all material respects in accordance with the Commission’s rules and guidelines applicable thereto;

(v)           Each of the Parent, the Issuers and the Guarantors is, and immediately after the Closing Date will be, Solvent; as used herein, the term “Solvent” means, with respect to any person on a particular date, that on such date (i) the fair market value of the assets of such person is greater than the total amount of liabilities (including contingent liabilities) of such person, (ii) the present fair salable value of the assets of such person is greater than the amount that will be required to pay the probable liabilities of such person on its debts as they become absolute and matured, (iii) such person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) such person does not have unreasonably small capital;

(w)          At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Parent, the Issuers or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities and at the date hereof, each of the Parent and the Issuers was not and is not an “ineligible issuer,” as defined under Rule 405 under the Act;

(x)           KPMG LLP, who has audited certain consolidated financial statements of the Company and its consolidated subsidiaries incorporated by reference into the Pricing Prospectus, has advised the Company that they are independent public accountants with respect to the Company as required by the Act and the rules and regulations of the Commission thereunder, the Exchange Act and the Public Accounting Oversight Board; KPMG LLP, who has audited certain consolidated financial statements of the Parent and its consolidated subsidiaries incorporated by reference into the Pricing Prospectus, has advised the Parent that they are independent public accountants with respect to the Parent as required by the Act and the rules and regulations of the Commission thereunder, the Exchange Act and the Public Accounting Oversight Board;

(y)           The Parent maintains a system of internal accounting controls sufficient to provide reasonable assurance that transactions are executed in accordance with management’s general or specific authorizations; transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; access to assets is permitted only in accordance with management’s general or specific authorization; and the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(z)           Since the date of the latest audited financial statements incorporated by reference into the Pricing Prospectus, to the knowledge of the Issuers and the Guarantors, there has been no change in the Parent’s internal control over financial reporting that has materially adversely affected, or would reasonably be expected to materially adversely affect, the Parent’s internal control over financial reporting;

(aa)         The Parent maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Parent and its subsidiaries is made known to the Parent’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;

(bb)         The Parent and its subsidiaries collectively possess all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and have made all declarations and filings with, all federal, state and other governmental authorities, presently required or necessary to own or lease, as the case may be, and to operate their properties and to carry on the business as set forth in the Pricing Prospectus (“Permits”), except where the failure to possess, make or obtain such Permits (by possession, declaration or filing) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(cc)         There is no strike or labor dispute, slowdown or work stoppage with the employees of the Parent or any of its subsidiaries that is pending or, to the knowledge of the Issuers and the Guarantors, threatened, except as would not reasonably be expected to have a Material Adverse Effect;

(dd)         Except as disclosed in the Pricing Prospectus, there is no claim pending or, to the knowledge of the Issuers and the Guarantors, threatened under any Environmental Law (as defined below) against the Parent, the Issuers or their subsidiaries that would reasonably be expected to have a Material Adverse Effect.  The term “Environmental Law” means any federal, local or foreign law, regulation, ordinance, order, judgment decree, permit or rule (including rule of common law) now in effect governing pollution, or actual or alleged exposure to, hazardous or toxic materials, substances or wastes, including but not limited to, asbestos or asbestos-containing materials;

(ee)         The Parent, the Company and their respective subsidiaries collectively carry insurance (including self-insurance, if any) in such amounts and covering such risks as in the Parent’s and the Company’s reasonable determination is adequate for the conduct of the business and the value of its properties, except where the failure to carry such insurance would not reasonably be expected to have a Material Adverse Effect;

(ff)          The Parent, the Issuers and their respective subsidiaries collectively own, or have the legal right to use, all United States patents, patent applications, trademarks, trademark applications, trade names, copyrights, technology, know-how and processes necessary for them to conduct the business as currently conducted (the “Intellectual Property”), except for those the failure to own or have such legal right to use would not be reasonably expected to have a Material Adverse Effect.  Except as disclosed in the Pricing Prospectus, no claim has been asserted and is pending by any person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor do the Issuers know of any such claim, and, to the knowledge of the Issuers and the Guarantors, the use of such Intellectual Property by the Parent, the Company and their respective subsidiaries does not infringe on the rights of any person, except for such claims and infringements which in the aggregate, would not be reasonably expected to have a Material Adverse Effect;

(gg)         Each of the Parent, the Issuers and the Guarantors has filed or caused to be filed all United States federal income tax returns and all other material tax returns which are required to be filed and has paid (a) all taxes shown to be due and payable on such returns and (b) all taxes shown to be due and payable on any assessments of which it has received notice made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any governmental authority (other than any (i) taxes, fees or other charges with respect to which the failure to pay, in the aggregate, would not reasonably be expected to have a Material Adverse Effect or (ii) taxes, fees or other charges the amount or validity of which are currently being contested in good faith by appropriate proceedings diligently conducted and with respect to which reserves in conformity with GAAP have been provided on the books of the Parent, the Issuers or the Guarantors, as applicable).  No tax lien has been filed, and no claim is being asserted, with respect to any such tax, fee or other charge, against any of the Parent, the Issuers or the Guarantors, or to the knowledge of the Issuers and the Guarantors, any of their subsidiaries, except for liens or charges that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect;

(hh)         Neither the Parent, the Issuers nor, to the knowledge of the Issuers and the Guarantors, any of the Issuers’ subsidiaries or any director, officer or employee acting on behalf of the Parent, the Issuers or any of their respective subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any government official or employee from corporate funds, (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or the Bribery Act 2010 of the United Kingdom or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment;

(ii)           The operations of the Parent, the Issuers and, to the knowledge of the Issuers and the Guarantors, the operations of the Issuers’ subsidiaries are and have been conducted at all times in all material respects in compliance with applicable financial record-keeping and reporting requirements of the anti-money laundering laws and regulations of the United States and any related or similar statutes (including, without limitation, the U.S. PATRIOT Act of 2001), rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Parent, the Company or any of their subsidiaries with respect to the Money Laundering Laws is, to the knowledge of the Issuers and the Guarantors, pending or threatened;

(jj)           Neither the Parent, the Issuers nor, to the knowledge of the Issuers and the Guarantors, the Issuers’ subsidiaries, or any of their respective directors, officers or employees, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”);

(kk)         There are no states in the United States in which the Company generated in excess of 7.5% of its consolidated net sales for the year ended September 30, 2011 or the nine months ended June 30, 2012 other than California and Texas.   In addition, the Guarantors organized in Wisconsin, New Hampshire, Florida and Arkansas collectively contributed no more than 5% of the Company’s consolidated sales and EBITDA during the nine months ended June 30, 2012; and

(ll)           The Notes will have the same CUSIP number assigned as the Existing Notes.

2.

(a)           Each of the Issuers and the Guarantors agrees to issue and sell to the Underwriter, and subject to the conditions set forth herein, the Underwriter agrees to purchase from the Issuers and the Guarantors, $150,000,000 aggregate principal amount of Securities, at a purchase price of 104.750% of the principal amount thereof payable on the Closing Date, plus accrued interest form and including May 18, 2012 to but excluding the Closing Date, in each case, on the basis of the representations, warranties and agreements herein contained, and upon the terms herein set forth.

(b)           Delivery of certificates for the Securities in definitive form to be purchased by the Underwriter and payment therefor shall be made at the offices of Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, New York 10004 (or such other place as may be agreed to by the Company and the Underwriter) at 10:00 a.m., New York City time, on September 10, 2012, or such other time and date as the Underwriter shall designate by notice to the Company (the time and date of such closing is called the “Closing Date”).  The Issuers hereby acknowledge that circumstances under which the Underwriter may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Issuers or the Underwriter to recirculate to investors copies of an amended or supplemented Prospectus.

(c)           The Issuers shall deliver, or cause to be delivered, to the Underwriter certificates for the Notes at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor.  The certificates for the Notes shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depository, pursuant to the DTC Agreement, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Underwriter may designate.  Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriter.

3.             Each of the Issuers and the Guarantors, jointly and severally, further covenants and agrees with the Underwriter as follows:

(a)           The Issuers will prepare the Prospectus in a form approved by the Underwriter acting reasonably and file such Prospectus pursuant to Rule 424(b) not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430B; make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the Closing Date which shall be disapproved by the Underwriter acting reasonably promptly after reasonable notice thereof; advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or any amendment or supplement to the Prospectus has been filed and furnish the Underwriter with copies thereof; file promptly all material required to be filed by the Issuers with the Commission pursuant to Rule 433(d) under the Act; file promptly all reports and any definitive proxy, or information statements required to be filed by the Parent and the Issuers with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Act, or of the receipt of any notice of objection of the Commission to the use of the Registration Statement or any post-effective supplement thereto pursuant to Rule 401(g)(2) under the Act, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, promptly use its best efforts to obtain the withdrawal of such order; and pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1)(i) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) under the Act either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b));

(b)           The Issuers will prepare a final term sheet in a form approved by the Underwriter and file such term sheet pursuant to Rule 433(d) under the Act within the time required by such rule (such term sheet, the “Final Term Sheet”);

(c)           Each of the Issuers and the Guarantors shall promptly from time to time take such action as the Underwriter may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Underwriter may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided, however, that in connection therewith the Issuers and the Guarantors shall not be required for any such purpose to (1) qualify as a foreign corporation, limited partnership or limited liability company, as applicable, in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c), (2) consent, or take any action that would subject them, to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation, by-laws or other organizational document, or any agreement between it and any of its equityholders;

(d)           If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package to comply with law, the Issuers and the Guarantors will immediately notify the Underwriter thereof and forthwith prepare and furnish to the Underwriter such amendments or supplements to the Pricing Disclosure Package as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that any of the Pricing Disclosure Package will comply with all applicable law.

(e)           As soon as practicable, but in no event later than 12:00 p.m., New York City time, on the second New York Business Day next succeeding the Applicable Time and from time to time, the Issuers shall furnish the Underwriter with written and electronic copies of the Prospectus in New York City in such quantities as the Underwriter may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, the Issuers shall notify the Underwriter and upon the Underwriter’s request prepare and furnish without charge to the Underwriter and to any dealer in securities as many written and electronic copies as the Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case the Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon the Underwriter’s request but at the expense of the Underwriter, the Issuers shall prepare and deliver to the Underwriter as many written and electronic copies as the Underwriter may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(f)            The Issuers shall make generally available to their securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Parent and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Parent, Rule 158 under the Act);

(g)           The Issuers shall apply the net proceeds from the sale of the Securities sold by them in the manner described under the caption “Use of Proceeds” in the Pricing Disclosure Package;

(h)           The Issuers will use their best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depository;

(i)            Prior to the completion of the placement of the Securities by the Underwriter, the Parent shall file, on a timely basis, with the Commission all reports and documents required to be filed under Section 13 or 15 of the Exchange Act;

(j)            During the period of 30 days following the date hereof, the Parent, the Issuers and their subsidiaries will not, without the prior written consent of Merrill Lynch (which consent may be withheld at the sole discretion of Merrill Lynch), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Act in respect of, any debt securities of the Parent, either of the Issuers or any of their subsidiaries or securities exchangeable for or convertible into debt securities of the Parent, either of the Issuers or any of their subsidiaries (other than as contemplated by this Agreement); and

(k)           During the period of two years hereafter, if the Company is not subject to Section 13 or 15 of the Exchange Act and any Securities remain outstanding, the Company will furnish to the Underwriter: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the Financial Industry Regulatory Authority (“FINRA”) or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock or debt securities (including the holders of the Securities), if, in each case, such documents are not filed with the Commission within the time periods specified by the Commission’s rules and regulations under Section 13 or 15 of the Exchange Act.  Notwithstanding the foregoing, the Company will be deemed to have satisfied the requirements of this Section 3(k) if any parent company of the Company files and provides reports, documents and information of the types otherwise so required, in each case within the applicable time periods, and the Company is not required to file such reports, documents and information separately under the applicable rules and regulations of the Commission (after giving effect to any exemptive relief) because of the filings of such parent.

Merrill Lynch, may, in its sole discretion, waive in writing the performance by any of the Issuers or Guarantors of any one or more of the foregoing covenants or extend the time for their performance.

4.

(a)           Each of the Issuers and the Guarantors represents and agrees that, without the prior consent of the Underwriter, it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; the Underwriter represents and agrees that, without the prior consent of the Issuers, it has not made and will not make any offer relating to the Securities that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Issuers is listed on Schedule II(a) hereto;

(b)           The Issuers have complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending;

(c)           The Issuers agree that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing

Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Issuers will give notice thereof as soon as reasonably practicable to the Underwriter and following such notice, if requested by the Underwriter, will prepare and furnish without charge to the Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Issuers by the Underwriter expressly for use therein.

5.             Each of the Issuers and the Guarantors covenants and agrees with the Underwriter that the Issuers and the Guarantors will, jointly and severally, pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Issuers’ and Guarantors’ counsel and the Issuers’ and Guarantors’ accountants and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriter and dealers; (ii) the cost of printing this Agreement, the Blue Sky Memorandum, the other Transaction Documents, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) up to $5,000 in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 3(c) hereof, including the fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky Memorandum; (iv) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs); (v) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Underwriter; (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) any fees payable in connection with the rating of the Securities with the ratings agencies; (viii) the filing fees incident to, and the fees and disbursements of counsel for the Underwriter in connection with, any required review by the Financial Industry Regulatory Authority of the terms of the sale of the Securities; (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Issuers and the Guarantors in connection with approval of the Securities by the Depository for “book-entry” transfer; (x) the costs and expenses of the Issuers and the Guarantors relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Issuers and the Guarantors and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show; and (xi) all other costs and expenses incident to the performance of the obligations of the Issuers and the Guarantors hereunder which are not otherwise specifically provided for in this Section.

Except as provided in this Section and Sections 7 and 8 hereof, the Underwriter will pay all of its own costs and expenses, including the fees of its counsel, and any advertising expenses connected with any offers it may make.

6.             The obligations of the Underwriter to purchase and pay for the Securities as provided herein on the Closing Date shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Issuers and the Guarantors set forth in Section 1 hereof are as of the date hereof, and as of the Closing Date, true and correct as though then made, the condition that the Issuers and the Guarantors shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

(a)           The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 3(a) hereof; all material required to be filed by the Parent or the Issuers pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Act; no order suspending the effectiveness of the Registration Statement or any part thereof shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Act shall be pending before or threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; all requests for additional information on the part of the Commission shall have been complied with to the Underwriter’s reasonable satisfaction; the Commission shall not have notified the Issuers of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; and the Issuers shall have paid the required Commission filing fees relating to the Securities within the time period required by Rule 456(1)(i) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) under the Act either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b);

(b)           Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the Underwriter, shall have furnished to the Underwriter such written opinion or opinions, dated as of the Closing Date, in form and substance satisfactory to the Underwriter, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)           (i) Alston & Bird LLP, counsel for the Issuers, shall have furnished to the Underwriter its written opinion and negative assurance letter (forms of such opinion and negative assurance letter are attached as Annexes I(a) and I(b) hereto), and (ii) Matthew Haltom, Esq., Deputy General Counsel of the Issuers, shall have furnished to the Underwriter his written opinion (a form of such opinion is attached as Annex I(c) hereto), each dated as of the Closing Date;

(d)           Alston & Bird LLP, counsel for the Guarantors organized in Delaware, California and Texas, shall have furnished to the Underwriter its written opinion, dated as of the Closing Date, the form of which is attached as Annex I(a) hereto;

(e)           On the date hereof and on the Closing Date, KPMG LLP shall have furnished to the Underwriter a “comfort” letter or “comfort” letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Underwriter and in accordance with professional auditing standards;

(f)            (i)  The Parent, the Issuers and their consolidated subsidiaries, taken together as a whole, have not sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus, there shall not have been any change in the capital stock or long-term debt of the Parent and its subsidiaries, taken as a whole, or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Parent and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriter so material and adverse as to make it impracticable or inadvisable to proceed with the public offering, sale or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

(g)           On or after the Applicable Time, (i) no downgrading shall have occurred in the rating accorded any debt of the Parent or any of its subsidiaries by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Section 3(a)(62) under the Exchange Act, and (ii) no such organization shall publicly announce that it has under surveillance or review, with possible negative implications, its rating of any debt of the Parent or any of its subsidiaries;

(h)           From the date hereof and on or prior to the Closing Date, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange (the “Exchange”); (ii) a suspension or material limitation in trading in the Parent’s securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Underwriter makes it impracticable or inadvisable to proceed with the public offering, sale or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

(i)            The Company shall have complied with the provisions of Section 3(e) hereof with respect to the furnishing of prospectuses on the second New York Business Day next succeeding the date of this Agreement;

(j)            The Issuers and the Guarantors shall have furnished or caused to be furnished to the Underwriter on the Closing Date certificates of officers of the Issuers and the Guarantors, satisfactory to the Underwriter as to the accuracy of the representations and warranties of the Issuers and the Guarantors, herein at and as of the Closing Date, as to the performance by the Issuers and the Guarantors of all of their obligations hereunder to be performed at or prior to such Closing Date and as to such other matters as the Underwriter may reasonably request;

(k)           The Issuers and the Guarantors shall have executed and delivered the Indenture, in form and substance reasonably satisfactory to the Underwriter, and the Underwriter shall have received executed copies thereof; and

(l)            On or before the Closing Date, the Underwriter and counsel for the Underwriter shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 6 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Underwriter by notice to the Issuers at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 5, 7 and 8 hereof shall at all times be effective and shall survive such termination.

7.             If for any reason any Securities are not delivered by or on behalf of the Issuers and the Guarantors as provided herein, the Issuers and the Guarantors will, jointly and severally, reimburse the Underwriter for all out-of-pocket expenses approved in writing by the Underwriter, including fees and disbursements of counsel, reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the Securities not so delivered, but none of the Issuers and the Guarantors shall then be under any further liability to the Underwriter except as provided in Sections 5 and 8 hereof.

8.

(a)           Each of the Issuers and Guarantors will, jointly and severally, indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and its respective officers, directors, employees, affiliates and selling agents against any losses, claims, damages or liabilities, joint or several, to which the Underwriter or any such affiliate, director, officer, employee, selling agent or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including any information deemed to be a part thereof pursuant to Rule 430B), any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Preliminary Prospectus, the Pricing Prospectus, or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in the light of the circumstances under which they were made), and will reimburse the Underwriter and each such affiliate, director, officer, employee, selling agent or controlling person for any legal or other expenses reasonably incurred by the Underwriter or such affiliate, director, officer, employee, selling agent or controlling person in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Issuers and Guarantors shall not be liable to the Underwriter in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission related to the Underwriter and made in the Registration Statement (including any information deemed to be a part thereof pursuant to Rule 430B), any Preliminary Prospectus, the Pricing Prospectus or the Prospectus or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Issuers and the Guarantors by the Underwriter expressly for use therein.  For purposes of this Agreement, the only information furnished in writing to the Issuers and the Guarantors by the Underwriter shall be the information in the first paragraph under the heading “Underwriting—Commissions and Discounts” and the information in the first, second and third paragraphs under the heading “Underwriting—Short Positions,” in each case contained in the Prospectus.

(b)           The Underwriter will indemnify and hold harmless each of the Issuers, each Guarantor, and each person, if any, who controls any of the Issuers or any Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and their respective officers, directors, employees, affiliates and selling agents against any losses, claims, damages or liabilities to which any Issuer, any Guarantor or any such officer, director, employee, affiliate, selling agent or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including any information deemed to be a part thereof pursuant to Rule 430B), any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Preliminary Prospectus, the Pricing Prospectus, or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in the light of the circumstances under which they were made), in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission related to the Underwriter and was made in the Registration Statement (including any information deemed to be a part thereof pursuant to Rule 430B), any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Issuers by the Underwriter expressly for use therein, which, for purposes of this Agreement, consists only of the information listed above in Section 8(a); and will reimburse any Issuer and any Guarantor, and any such officer, director, employee, affiliate, selling agent or controlling person for any legal or other expenses reasonably incurred by any Issuer, any Guarantor, or such officer, director, employee, affiliate, selling agent or controlling person in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)           Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party hereunder except to the extent the indemnifying party has been materially prejudiced by such failure, and the failure to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under Sections 8(a) and 8(b) hereof.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  It is understood that the indemnifying party or parties shall not, in connection with any one action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations be liable for the fees and expenses of more than one separate firm of attorneys at any time for all indemnified parties (except to the extent that local counsel (in addition to any regular counsel) is required to effectively defend against any such action or proceeding).  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)           If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors on the one hand and the Underwriter on the other from the offering of the Securities.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers and the Guarantors on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Issuers and the Guarantors on the one hand and the Underwriter on the other shall be deemed to be in the same respective proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers and the total underwriting discounts and commissions received by the Underwriter bear to the aggregate offering price of the Securities, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers and the Guarantors on the one hand or the Underwriter on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  Each of the Issuers, the Guarantors and the Underwriter agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), the Underwriter shall not be required to contribute any amount in excess of the discounts and commissions received by the Underwriter in connection with the Securities underwritten by it and distributed to the public.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)           The obligations of the Issuers and the Guarantors under this Section 8 shall be in addition to any liability which the respective Issuers and Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Act and Exchange Act and each broker-dealer affiliate of the Underwriter; and the obligations of the Underwriter under this Section 8 shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Issuers and the Guarantors and to each person, if any, who controls any of the Issuers or Guarantors within the meaning of the Act or the Exchange Act.

9.             [INTENTIONALLY OMITTED].

10.          This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

11.          The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof.  If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

12.          The respective indemnities, agreements, representations, warranties and other statements of the Issuers, the Guarantors, and the Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or any controlling person of the Underwriter, or the Issuers, or any of the Guarantors, or any officer or director or controlling person of the Issuers or Guarantors, and shall survive delivery of and payment for the Securities.

13.          [INTENTIONALLY OMITTED].

14.            All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriter shall be delivered or sent by mail, telex or facsimile transmission to Merrill Lynch, Pierce, Fenner & Smith Incorporated, 50 Rockefeller Plaza, New York, NY 10020, Facsimile: (917) 267-7085, Attention: HY Legal Department with a copy to: Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, NY 10004, Facsimile: (212) 859-4000, Attention: Valerie Ford Jacob, Esq. and Michael A. Levitt, Esq.; and if to the Issuers or the Guarantors shall be delivered or sent by mail, telex or facsimile transmission to the address of the Issuers set forth in the Registration Statement, Attention: Matthew Haltom, Vice President, Assistant Secretary and Deputy General Counsel, with a copy (which shall not constitute notice) to Alston & Bird LLP, One Atlanta Center, 1201 West Peachtree Street, Atlanta Georgia, 30309-3424, Attn: Scott Ortwein and Kyle Healy.  Any such statements, requests, notices or agreements shall take effect upon receipt thereof.  Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others.

15.          This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter, the Issuers and the Guarantors and, to the extent provided in Sections 7 and 8 hereof, the officers and directors of the Issuers and the Guarantors and each person who controls any Issuer, any Guarantor or the Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  No purchaser of any of the Securities from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.

16.          Time shall be of the essence of this Agreement.  As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

17.          Each of the Issuers and the Guarantors acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Issuers and the Guarantors, on the one hand, and the Underwriter, on the other, (ii) in connection therewith and with the process leading to such transaction, the

Underwriter is acting solely as a principal and not the agent or fiduciary of the Issuers and the Guarantors, (iii) the Underwriter has not assumed an advisory or fiduciary responsibility in favor of the Issuers or the Guarantors with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Underwriter has advised or is currently advising the Issuers or the Guarantors on other matters) or any other obligation to the Issuers or the Guarantors except the obligations expressly set forth in this Agreement and (iv) the Issuers and the Guarantors have consulted their own legal and financial advisors to the extent they deemed appropriate.  Each of the Issuers and the Guarantors agrees that it will not claim that the Underwriter, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Issuers or the Guarantors, in connection with such transaction or the process leading thereto.

18.          The Issuers and the Guarantors acknowledge that the Underwriter is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies which may be the subject of the transactions contemplated by this Agreement.

19.          In accordance with the requirements of the USA PATRIOT Act (Title III of Public Law 107-56 (signed into law October 26, 2001)), the Underwriter is required to obtain, verify and record information that identifies its clients, including the Issuers, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriter to properly identify its respective clients.

20.          This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Issuers, the Guarantors and the Underwriter, or any of them, with respect to the subject matter hereof.

21.          This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

22.          Each of the Issuers, the Guarantors and the Underwriter hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

23.          This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof.  The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon the acceptance hereof by the Underwriter, this Agreement and such acceptance hereof shall constitute a binding agreement between the Underwriter, each of the Issuers and each of the Guarantors.

Very truly yours,

SALLY HOLDINGS LLC

By:	/s/ Mark J. Flaherty
	Name:	Mark J. Flaherty
	Title:	Senior Vice President and Chief Financial Officer

SALLY CAPITAL INC.

By:	/s/ Mark J. Flaherty
	Name:	Mark J. Flaherty
	Title:	Senior Vice President and Chief Financial Officer

SALLY BEAUTY HOLDINGS, INC.
SALLY INVESTMENT HOLDINGS LLC
BEAUTY SYSTEMS GROUP LLC
ARMSTRONG McCALL HOLDINGS, INC.
ARNOLDS, INC.
ARMSTRONG McCALL HOLDINGS, L.L.C.
ARMSTRONG McCALL MANAGEMENT, L.C.
ARMSTRONG McCALL, L.P.
INNOVATIONS — SUCCESSFUL SALON SERVICES
PROCARE LABORATORIES, INC.
NEKA SALON SUPPLY, INC.
SALON SUCCESS INTERNATIONAL, LLC
AERIAL COMPANY, INC.
SALLY BEAUTY SUPPLY LLC
DIORAMA SERVICES COMPANY, LLC
SALLY BEAUTY DISTRIBUTION LLC
SALLY BEAUTY INTERNATIONAL FINANCE LLC
BEAUTY HOLDING LLC
BEYOND THE ZONE, INC.
SILK ELEMENTS, INC.
HIGH INTENSITY PRODUCTS, INC.
NAIL LIFE, INC.
SEXY U PRODUCTS, INC.
FOR PERMS ONLY, INC.
ENERGY OF BEAUTY, INC.
MIRACLE LANE, INC.
TANWISE, INC.
SATIN STRANDS, INC.
BRENTWOOD BEAUTY LABORATORIES INTERNATIONAL, INC.
ION PROFESSIONAL PRODUCTS, INC.
NEW IMAGE PROFESSIONAL PRODUCTS, INC.
ESTHETICIAN SERVICES INC.
FEMME COUTURE INTERNATIONAL, INC.
GENERIC VALUE PRODUCTS, INC.
VENIQUE, INC.
LAND OF DREAMS, INC.
COLORESSE, INC.
DESIGN LENGTHS, INC.
POWER IQ, INC.
SOREN ENTERPRISES, INC.
SALLY BEAUTY DISTRIBUTION OF OHIO, INC.

As Guarantors
By:	/s/ Mark J. Flaherty
Name:	Mark J. Flaherty
Title:	Senior Vice President and Chief Financial Officer

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Underwriter as of the date first above written:

Merrill Lynch, Pierce, Fenner & Smith
Incorporated

By:	/s/ Adam Cady

SCHEDULE I

Name of Subsidiary	Jurisdiction
Beauty Systems Group LLC	Delaware
Armstrong McCall Holdings, Inc.	Texas
Arnolds, Inc.	Arkansas
Armstrong McCall Holdings, L.L.C.	Delaware
Armstrong McCall Management, L.C.	Texas
Armstrong McCall, L.P.	Texas
Innovations-Successful Salon Services	California
Procare Laboratories, Inc.	Delaware
Neka Salon Supply, Inc.	New Hampshire
Salon Success International, LLC	Florida
Aerial Company, Inc.	Wisconsin
Sally Beauty Supply LLC	Delaware
Diorama Services Company, LLC	Delaware
Sally Capital Inc.	Delaware
Sally Beauty Distribution LLC	Delaware
Sally Beauty International Finance LLC	Delaware
Beauty Holding LLC	Delaware
Beyond the Zone, Inc.	Delaware
Silk Elements, Inc.	Delaware
High Intensity Products, Inc.	Delaware
Nail Life, Inc.	Delaware
Sexy U Products, Inc.	Delaware
For Perms Only, Inc.	Delaware
Energy of Beauty, Inc.	Delaware
Miracle Lane, Inc.	Delaware
Tanwise, Inc.	Delaware
Satin Strands, Inc.	Delaware
Brentwood Beauty Laboratories International, Inc.	Texas
Ion Professional Products, Inc.	Delaware
New Image Professional Products, Inc.	Delaware
Esthetician Services Inc.	Delaware
Femme Couture International, Inc.	Delaware
Generic Value Products, Inc.	Delaware
Venique, Inc.	Delaware
Land of Dreams, Inc.	Delaware
Coloresse, Inc.	Delaware
Design Lengths, Inc.	Delaware
Power IQ, Inc.	Delaware
Soren Enterprises, Inc.	Delaware
Sally Beauty Distribution of Ohio, Inc.	Delaware
Sally Beauty International, Inc.	Delaware

Sally Beauty Supply BV	Netherlands
Pro-Duo Deutschland GmbH	Germany
Sally Beauty Canada Holdings LLC	Delaware
SBCBSG Company de Mexico, s. de R.I. de C.V.	Mexico
SBIFCO Company de Mexico, S.A. de C.V.	Mexico
Sally Beauty International Holdings, C.V.	Netherlands
Sally International Holdings LLC	Delaware
Sally Beauty Holdings LP	Bermuda
Sally EURO Holdings LLC	Delaware
Sally CAD Holdings LLC	Delaware
Sally GBP Holdings LLC	Delaware
Gen X Beauty LLC	Delaware
Sally Beauty Worldwide Holdings BV	Netherlands
SBH Finance B.V.	Netherlands
Sally Beauty de Puerto Rico, Inc.	Puerto Rico
Sally Beauty Colombia S.A.S.	Colombia
BSG Canada Holdings Company	Nova Scotia
Beauty Systems Group (Canada), Inc.	New Brunswick
Salon Success BV	Netherlands
Sally Salon Services (Ireland) Ltd	Ireland
Pro-Duo Spain SL	Spain
Salon del Exito, S.L.	Spain
Sally UK Holdings Limited	England
Sally Salon Services Ltd	England
MHR Limited	England
Sally Chile Holding SpA	Chile
Sinelco Group BVBA	Belgium
Sinelco International BVBA	Belgium
Sinelco Italiana SRL	Italy
Sinelco France SAS	France
Salon Services (Hair and Beauty Supplies) Ltd	Scotland
Salon Services Franchising Ltd	Scotland
Salon Success Limited	England
Ogee Limited	England
Pro-Duo NV	Belgium
Pro-Duo France SAS	France
Vigox BVBA	Belgium
Montane Importaciones, S.L.	Spain
Pro-Duo Nederland BV	Netherlands
Wacos NV	Belgium
Ainat Lilibeth, S.L.	Spain
HUSH BVBA	Belgium
Kapperscentrale Bauwens N.V.	Belgium

Kapersservice Floral B.V.	Netherlands
Exphair B.V.	Netherlands
Hair Zone B.V.	Netherlands
Sally Chile Global Holdings SpA	Chile
Sally Chile Worldwide Holdings SpA	Chile

SCHEDULE II(a)

Issuer Free Writing Prospectuses Included in the Pricing Disclosure Package: Final Term Sheet

Other Information Included in the Pricing Disclosure Package: None.

II(a)-1

SCHEDULE II(b)

Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package:

1.              The electronic road show made available in connection with the offering.

II(b)-1